Exhibit 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 1995 included in Newell Co.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



                                      /s/  Arthur Andersen LLP
                                      =========================
                                           ARTHUR ANDERSEN LLP


        Milwaukee, Wisconsin
        August 22, 1995




























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